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
               COMMON STOCK                                     HAYNES                            COMMON STOCK
                                                           -----------------
   NUMBER                                                    INTERNATIONAL                                                  SHARES
                                                           -----------------
HII

         INCORPORATED UNDER THE LAWS                                                            CUSIP 420877 20 1
          OF THE STATE OF DELAWARE                                                    SEE REVERSE FOR CERTAIN DEFINITIONS



                                                       HAYNES INTERNATIONAL, INC.


         THIS CERTIFIES THAT


         SPECIMEN


          is the owner of
                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE OF

                  HAYNES INTERNATIONAL, INC. (hereinafter, the "Corporation") transferable on the books of the
                  Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation and By-laws. This Certificate is not valid until countersigned and registered by the
                  Transfer Agent and Registrar.
                           Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                  Dated


          Countersigned and Registered:
                  Wells Fargo Bank, N.A.
              Transfer Agent and Registrar

          By

                  Authorized Signature







                  /s/ Jean C. Neel
                  Jean C. Neel                           [SEAL]         /s/ Francis J. Petro
                  Vice President Corporate Affairs,                     Francis J. Petro
                  and Corporate Secretary                               President and Chief Executive Officer
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                     HAYNES INTERNATIONAL, INC.

    THE CORPORATION WILL FURNISH, WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO
REQUESTS, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES
AND LIMITATIONS OF EACH CLASS AUTHORIZED TO BE ISSUED, AND A FULL STATEMENT
OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH
SERIES OF ANY CLASS OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE
SAME MAY HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD TO DESIGNATE AND FIX
THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH
REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, OR TO THE
TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       -   as tenants in common                 UNIF GIFT MIN ACT _____ Custodian _______
TEN ENT       -   as tenants by the entireties                           (Cust)          (Minor)
JT TEN        -   as joint tenants with right                         under Uniform Gifts to Minors
                  of survivorship and not as                          Act ________________________
                  tenants in common                                               (State)

  Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
__________________________________

_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________ SHARES

OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY

CONSTITUTE AND APPOINT ______________________________________________________

_____________________________________________________________________________

ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________________

                                       _______________________________________
                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE
                                       IN EVERY PARTICULAR, WITHOUT ALTERATION
                                       OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: __________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                         AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                         APPROVED SIGNATURE GUARANTEE MEDALLION
                         PROGRAM), PURSUANT TO S.E.C. RULE 174d-15.